Other Gains / (Losses) (Tables)	12 Months Ended
Jun. 30, 2020
OTHER GAINS / (LOSSES)
Schedule of Other Gains / (Losses)
	Consolidated
	2020 $	2019 $	2018 $
Net foreign exchange gains/(losses)	(5,522)	92,518	—
Fair value gains on financial liabilities through profit or loss	195,845	—	—
Net impairment losses (1)	-	(500,000)	—
Total other gains / (losses)	(190,323)	(407,482)	—

(1) In August 2018, the Company invested A$250,000 into Swisstec towards the proposed joint venture to enable the Company and Swisstec to collaborate to develop a medical and health service platform using blockchain technology. The Company has recorded an impairment against the investment during the financial year ended June 30, 2019, due to cessation of activities in relation to the joint venture.